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EXHIBIT 10.1

                                                                        EXECUTED
                                                                        ORIGINAL

                 THIRD AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE
                 -----------------------------------------------


         This THIRD AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE ("THIRD AMENDMENT") is made and entered into as of February 25, 2004 (the "THIRD AMENDMENT DATE"), by and between MAJESTIC-FULLERTON ROAD, LLC, a California limited liability company and PFG FULLERTON LIMITED PARTNERSHIP, an Iowa limited partnership (collectively, "LANDLORD"), and HOT TOPIC ADMINISTRATION, INC., a California corporation ("TENANT").

                                    RECITALS
                                    --------

         A. Tenant and Majestic Realty Co., a California corporation and Patrician Associates, Inc., a California corporation predecessor-in-interest to Landlord entered into that certain Industrial Real Estate Lease (the "INDUSTRIAL LEASE"), dated December 10, 1998, as amended by that certain First Amendment to Industrial Real Estate Lease (the "FIRST AMENDMENT"), dated March 19, 2001, as amended by that certain Second Amendment to Industrial Real Estate Lease (the "SECOND AMENDMENT"), dated June 19, 2001, whereby Landlord leased to Tenant and Tenant leased from Landlord approximately 250,000 square feet of space (the "PROPERTY") 18305 East San Jose Avenue, City of Industry, California. The Industrial Lease, the First Amendment and the Second Amendment are collectively referred to herein as the "LEASE."

         B. The parties desire to amend the Lease on the terms and conditions set forth in this Third Amendment.

                                   AGREEMENT
                                   ---------

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. TERMS. All undefined terms when used herein shall have the same respective meanings as are given such terms in the Lease unless expressly provided otherwise in this Third Amendment.

         2. LEASE TERM.

                  2.1 EXTENDED LEASE TERM. The Lease Term is currently scheduled to expire on April 30, 2004 (the "LEASE EXPIRATION DATE"). As of the Third Amendment Date, the Lease Term is extended to April 30, 2014 (the "REVISED LEASE EXPIRATION DATE"), and, unless sooner terminated under the terms of the Lease, as amended by this Third Amendment, will expire on the Revised Lease Expiration Date. The period of time beginning on the day following the Lease Expiration Date and continuing through the Revised Lease Expiration Date is the "EXTENDED LEASE TERM."

                  2.2 OPTION TO EXTEND LEASE TERM. Landlord and Tenant acknowledge that the Options to extend the Lease Term as set forth in the Option to Extend Term Lease Rider attached to the Industrial Lease have expired. Landlord hereby grants to Tenant two (2) Options to Extend the Lease Term for five (5) years each (each an "EXTENSION"), provided that Tenant exercises such Options by delivering written notice to Landlord not more than two hundred seventy (270) days nor less than one hundred eighty (180) days prior to the Revised Lease Expiration Date and complies with the terms of the Option to Extend Term Lease Rider attached to the industrial Lease. The Base Rent shall be increased on the first (1st) day of each of the above-referenced Extension(s) in accordance with the Fair Rental Value Adjustment (as set forth in Section B(2) of the Option to Extend Term Lease Rider attached to the Industrial Lease).

         3. BASE RENT. Commencing as of May 1, 2004 and continuing until October 31, 2006, Tenant shall pay to Landlord an amount equal to NINETY-TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($92,500.00) per month as Base Rent due under the

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April 20, 2004                                              City of Industry, CA
                                                [HOT TOPIC ADMINISTRATION, INC.]

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Lease, as amended by this Third Amendment. Commencing as of November 1, 2006 and continuing until April 30, 2009, Tenant shall pay to Landlord an amount equal to NINETY-SEVEN THOUSAND ONE HUNDRED NINETY-FIVE AND NO/100 DOLLARS ($97,195,00) per month as Base Rent due under the Lease, as amended by this Third Amendment. Commencing as of May 1, 2009 and continuing until October 31, 2011, Tenant shall pay to Landlord an amount equal to ONE HUNDRED TWO THOUSAND ONE HUNDRED TWENTY-SEVEN AND NO/ 100 DOLLARS ($102,127.00) per month as Base Rent due under the Lease, as amended by this Third Amendment. Commencing as of November 1, 2011 and continuing until April 30, 2014, Tenant shall pay to Landlord an amount equal to ONE HUNDRED SEVEN THOUSAND THREE HUNDRED ELEVEN AND NO/100 DOLLARS ($107,311.00) per month as Base Rent due under the Lease, as amended by this Third Amendment.

         4. TENANT'S ACCEPTANCE OF THE PROPERTY. Landlord and Tenant acknowledge that Tenant has been occupying the Property pursuant to the Lease, since on or about March 1, 1999, and therefore Tenant continues to accept the Property in its presently existing, "as is" condition and Landlord has made no representation or warranty with regard to the condition of the Property or the suitability thereof for Tenant's business, nor shall Landlord be obligated to provide or pay for any improvement work or services related to the improvement of the Property; provided, however, Tenant shall be entitled to a "Tenant Improvement Allowance" pursuant to the terms of PARAGRAPH 7 of this Third Amendment.

         5. RIGHT OF FIRST NEGOTIATION.

                  5.1 RIGHT OF FIRST NEGOTIATION. During the Extended Lease Term, Tenant shall have a one-time right of first negotiation with respect to any space becoming available in the approximately 200,000 square foot building located at 18501-91 East San Jose, City of Industry, California (the "FIRST NEGOTIATION SPACE"). Notwithstanding the foregoing, such first offer right of Tenant shall commence only following the expiration or early termination of the existing lease of the First Negotiation Space (including any renewal of such lease, whether or not such renewal is pursuant to an express written provision in such lese, and regardless of whether or not any such renewal is consummated pursuant to a lease amendment or a new lease), and such first offer right shall be subordinate to all presently existing rights of all other present tenants of Landlord to lease the First Negotiation Space (whether or not pursuant to rights of first offer, expansion options, must-take requirements or otherwise), and regardless of whether such tenant's exercise of such right is consummated in a new lease or a lease amendment (individually and collectively, the "SUPERIOR RIGHT HOLDER") with respect to such First Negotiation Space. Tenant's right of first negotiation shall be on the terms and conditions set forth in this SECTION 5.

                  5.2 PROCEDURE FOR NEGOTIATION. Tenant, at Tenant's option, shall notify Landlord if Tenant is interested in leasing the First Negotiation Space. Landlord shall notify Tenant (the "FIRST NEGOTIATION NOTICE") if the First Negotiation Space or any portion thereof becomes available for lease to third parties (other than Superior Right Holders) within twelve (12) months of Landlord's receipt of Tenant's notice. The First Negotiation Notice shall describe the space so offered to Tenant.

                  5.3 PROCEDURE FOR ACCEPTANCE. If Tenant wishes to exercise its right of first negotiation, then within five (5) business days of delivery of the First Negotiation Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant's intention to exercise its right of first negotiation. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first negotiation, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof. If Tenant timely exercises its right of first negotiation as set forth herein, Landlord and Tenant shall, within ten
(10) business days after Landlord's receipt of Tenant's notice, meet and discuss the lease of the space described in such First Negotiation Notice from Landlord to Tenant (the "NEGOTIATION MEETING") and fully execute a lease for such space. If Landlord and Tenant do not fully execute and delivery a lease within ten (10) business days of the Negotiation Meeting, then Landlord shall be free to lease the space described in the First

Third Amendment\367401\RR\2943-082             18305 & 18385 E. San Jose Avenue,
April 20, 2004                                              City of Industry, CA
                                                [HOT TOPIC ADMINISTRATION, INC.]

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Negotiation Notice to anyone to whom Landlord desires on any terms which
Landlord desires.

                  5.4 TERMINATION OF RIGHT OF FIRST NEGOTIATION. The rights contained in this SECTION 5 shall be personal to Hot Topic Administration Inc., a California corporation and a Tenant Affiliate (and not any other assignee, sublessee or other transferee of Tenant's interest in the Lease, as amended) and may only be exercised by original Tenant or Tenant Affiliate if as of the date of the attempted exercise of the right of first negotiation by Tenant and as of the scheduled date of delivery of such First Negotiation Space to Tenant (i) original Tenant or Tenant Affiliate occupies the entire Property and (ii) at least one (1) year of the Lease Term remains. The right of first negotiation granted herein shall terminate upon the failure by Tenant to exercise its right of first negotiation with respect to the First Negotiation Space as offered by Landlord. Tenant shall not have the right to lease the First Negotiation Space, as provided in this SECTION 5, if, as of the date of the attempted exercise of the right of first negotiation by Tenant, or as of the scheduled date of delivery of the First Negotiation Space to Tenant, Tenant is in default under the Lease, as amended, or Tenant has previously been in default under the Lease, as amended, more than once.

         6. BROKERS. The parties recognize that the only brokers involved in the negotiation of this Third Amendment are Majestic Realty Co. and CRESA Partners and agree that Landlord shall be solely responsible for the payment of any "Brokerage Commission" to such brokers. Tenant represents and warrants to Landlord that they have not dealt with any other broker in connection with the negotiation and consummation of this Third Amendment and Tenant knows of no other real estate broker, agent or finder who is, or might be, entitled to a commission or compensation in connection with this Third Amendment. Tenant agrees to indemnify and defend Landlord against, and hold the Landlord harmless from, any and all claims, demands, losses, liabilities, damages, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any other real estate broker or agent (including without limitation The Staubach Company).

         7. ALTERATIONS. Tenant shall be entitled to a one-time tenant improvement allowance (the "ALTERATIONS ALLOWANCE") in a total amount not to exceed Five Hundred Thousand and No/100 Dollars ($500,000.00) for the costs relating to the design and construction of standard industrial building improvements, which are permanently affixed to the Property (the "ALTERATIONS"). In no event shall Landlord be obligated to make disbursements pursuant to this Paragraph 7 in a total amount which exceeds the Alterations Allowance. Tenant shall be solely responsible for any cost of the Alterations that exceed the Alteration Allowance. The Alterations shall be mutually agreed to by Landlord and Tenant. If Tenant hires a contractor other than Commerce Construction Co. L.P. ("COMMERCE"), then Tenant shall comply with all of the following requirements (prior to Landlord's reimbursement to Tenant of an amount not to exceed the Alterations Allowance): (i) Tenant's delivery to Landlord all necessary permits, approvals and other entitlements, if required, from the City of Industry in connection with Alterations; (ii) all contractors shall be licensed and in good standing by the Department of Consumer Affairs Contractor State License Board, State of California with at least five (5) years experience; (iii) Alterations are constructed in good workmanlike manner; (iv) Tenant delivery to Landlord invoices for all of labor rendered and materials delivered to the Property; (v) executed mechanic's lien releases for all of Alterations which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); and (vi) within ten (10) days after completion of construction of the Alterations, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Property is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. Upon Landlord's election, pursuant to SECTION 6.06 of the Industrial Lease, the Alterations shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease in such condition as set forth in the Lease. Tenant's indemnity of Landlord as set forth in the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's

Third Amendment\367401\RR\2943-082             18305 & 18385 E. San Jose Avenue,
April 20, 2004                                              City of Industry, CA
                                                [HOT TOPIC ADMINISTRATION, INC.]

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non-payment of any amount arising out of Alterations and/or Tenant's disapproval of all or any portion of any request for payment.

         8. NO OTHER MODIFICATIONS. Except as otherwise provided herein, all other terms and provisions of the Lease shall remain in full force and effect, unmodified by this Third Amendment.

         9. BINDING EFFECT. The provisions of this Third Amendment shall be binding upon and inure to the benefit of the heirs, representatives, successors and permitted assigns of the parties hereto.

         10. AUTHORITY. The parties represent and warrant that they have the requisite authority to bind the entity on whose behalf they are signing.

         11. COUNTERPARTS. This Third Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this Third Amendment, and all such counterparts together shall constitute one and the same Third Amendment.

                           [Signatures on next page.]


Third Amendment\367401\RR\2943-082             18305 & 18385 E. San Jose Avenue,
April 20, 2004                                              City of Industry, CA
                                                [HOT TOPIC ADMINISTRATION, INC.]

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         IN WITNESS WHEREOF, the parties have entered into this Third Amendment as of the date first set forth above.

"LANDLORD"                                   "TENANT"

MAJESTIC-FULLERTON ROAD, LLC,                HOT TOPIC ADMINISTRATION, INC.,
a California limited liability company       a California corporation

By:   MAJESTIC REALTY CO.,                   By:  /S/ JERRY COOK
      a California corporation,                 ------------------------------
      its sole member and manager                     Jerry Cook
                                                Its:  President, Hot Topic

      By:  /S/                               By:  /S/ JAMES MCGINTY
         -----------------------------          ------------------------------
                                                      James McGinty
      By:  /S/                                  Its:  Chief Financial Officer
         -----------------------------


PFG FULLERTON LIMITED PARTNERSHIP,
an Iowa limited partnership

By:   PATRICIAN ASSOCIATES,  INC.,
      a California corporation, its
      general partner

      By:  PRINCIPAL REAL ESTATE                  MAY 11 2004
           INVESTORS, LLC,
           a Delaware limited liability
           company, its authorized signatory

           By:  /S/ JOHN H. ROOT                  JOHN H. ROOT
              ------------------------------      INVESTMENT DIRECTOR
                                                  ASSET MANAGEMENT

           By:  /S/ VANCE K. VOSS                 VANCE K. VOSS
              ------------------------------      ASSISTANT MANAGING DIRECTOR
                                                  ASSET MANAGEMENT

GUARANTOR HEREBY ACKNOWLEDGES AND AGREES TO THE TERMS OF THIS THIRD AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE AS OF THE DATE FIRST SET FORTH ABOVE.


HOT TOPIC, INC.,
a California corporation

By:  /S/ JERRY COOK
   ------------------------------
         Jerry Cook
   Its:  President, Hot Topic

By:  /S/ JAMES MCGINTY
   ------------------------------
         James McGinty
   Its:  Chief Financial Officer


Third Amendment\367401\RR\2943-082             18305 & 18385 E. San Jose Avenue,
April 20, 2004                                              City of Industry, CA
                                                [HOT TOPIC ADMINISTRATION, INC.]

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